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                          SYNOVA HEALTHCARE GROUP, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


         This Non-Qualified Stock Option Agreement (the "AGREEMENT") is entered into as of February 10, 2005 by and between Synova Healthcare Group, Inc., a Nevada corporation (the "COMPANY") and David J. Harrison (the "EXECUTIVE").

                                  INTRODUCTION

         The Board of Directors of the Company (the "BOARD") has authorized the grant of options to Executive to acquire shares of the Company's common stock (the "Common Stock").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound the Company and the Executive agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

                  (A) "CAUSE." A termination by the Company of Executive's employment, directorship, consulting, service or other relationship with the Company shall be for "Cause" if the Board determines that the Executive: (i) was guilty of fraud, gross negligence or willful misconduct in the performance of his duties for the Company or its subsidiary, Synova Healthcare, Inc. ("SHI"),
(ii) willfully and continually failed to perform substantially the Executive's duties with the Company or SHI (other than any such failure resulting from incapacity due to Permanent Disability) after delivery of written demand for substantial performance to the Executive by the Board that specifically identified the manner in which the Board believed the Executive did not substantially perform his or her duties, (iii) breached or violated, in a material respect, any agreement between the Executive and the Company or SHI, or any of the Company's or SHI's codes of conduct or corporate policies, including policy statements regarding conflicts-of-interest, insider trading or confidentiality, and non-competition/non-solicitation covenants contained in any agreement executed by the Executive, (iv) committed a material act of dishonesty or breach of trust, (v) acted in a manner that was inimical or injurious, in a material respect, to the business or interests of the Company or SHI, or (vi) was convicted of, or plead guilty or nolo contendere to, a felony or any other crime involving moral turpitude which subjects, or if generally known, would subject, the Company to public ridicule or embarrassment.

                  (B) "CHANGE IN CONTROL" shall mean (i) the sale, exchange, liquidation or other disposition of all or more than 50% of the Company's and its subsidiaries' business or assets; unless in any such case, the Board reasonably determines, prior to the occurrence of such Change in Control, that no Change in Control has or will have occurred; (ii) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving the Company or SHI, in each case, with respect to which the Company's or SHI's, as applicable, stockholders immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting securities having the right to vote for the election of directors of the Company or SHI, as applicable, or other corporation resulting from such transaction;
(iii) the approval by the Company's or SHI's stockholders of a complete liquidation or dissolution of the Company or SHI; or (iv) any similar transaction, circumstance or event which the Board determines to constitute a Change in Control.
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                  (C) "DISABILITY" or "PERMANENT DISABILITY" shall mean
disability as defined in Section 22(e)(3) of the Code or as otherwise determined by the Board.

                  (D) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         2. GRANT OF OPTION.

                  (A) GRANT OF OPTION. The Company hereby grants to the Executive an option (the "OPTION") to purchase, subject to the terms and conditions of this Agreement, an aggregate of up to 375,000 shares of the Company's Common Stock, at a price of $0.25 per share. This Option is not intended to qualify as an "incentive stock option" within the meaning of the Code.

                  (B) ADJUSTMENT. In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any other event affecting the Common Stock that the Board of Directors (the "BOARD") of the Company deems, in its sole discretion, to be similar circumstances, the Board may make such equitable adjustments as it may reasonably deem appropriate, in its discretion, to: (i) the number of shares of Common Stock underlying the Option; or (ii) the exercise price applicable to the Option. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, as the Board may reasonably determine appropriate.

         3. VESTING AND EXERCISE OF OPTION.

                  (A) VESTING; EXERCISE. Except as otherwise provided below, this Option will vest according to the vesting schedule set forth on Exhibit A attached hereto. Notwithstanding anything contained herein or in Exhibit A to the contrary, if the Executive is an employee of the Company on the date of a Change in Control, this Option will vest as to all unvested shares of Common Stock covered hereby concurrently with the consummation of such Change in Control. The Executive shall be entitled to exercise this Option to acquire vested Common Stock at any time on or after the applicable date of vesting. If the Executive's employment is terminated by the Company with Cause at any time prior to a Change in Control, this Option shall terminate in its entirety and shall become void as to all shares of Common Stock for which this Option is unvested at the time of such termination.

                  (B) EXPIRATION DATE. In no event may this Option be exercised with respect to any shares later than seventy-five (75) days after such shares become vested in accordance with the terms hereof (the "EXPIRATION DATE"). Notwithstanding anything contained herein to the contrary, in no event may this Option be exercised after April 1, 2007.

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                  (C) EXERCISE PROCEDURE. Subject to the conditions set forth herein, the Option may be exercised by the Executive's delivery of written notice to the Company specifying the number of shares of Common Stock to be purchased and the purchase price therefore, accompanied by payment in full.

         4. PAYMENT OF PURCHASE PRICE. The price for Common Stock purchased hereunder shall be paid by delivery to the Company of (a) cash or a check to the order of the Company, (b) with the Company's prior approval, such shares of Common Stock equal to the aggregate purchase price of the Common Stock to be purchased divided by the fair market value of such Common Stock or (c) by any combination of the foregoing methods of payment. If the purchase price is to be paid with certificated shares of Common Stock, the certificates representing such shares shall be accompanied by a stock power executed in blank, and shall be suitable for transferring the Common Stock to the Company.

         5. DELIVERY OF COMMON STOCK. The Company shall, upon receipt of payment in full for Common Stock properly purchased hereunder, promptly deliver certificates representing such Common Stock to the Executive. Notwithstanding the foregoing, if the Company is required by law or by any securities exchange on which the Common Stock is listed to take any action before the issuance of such Common Stock, the date of delivery shall be extended for a reasonable period of time to allow such action to be completed. The Company's obligation to deliver Common Stock is also subject to the satisfaction of all applicable tax withholding requirements, which shall be satisfied by the remittance by the Executive to the Company of the required taxes prior to the delivery of the Common Stock or in such other reasonable manner as may be acceptable to the Company.

         6. NON-TRANSFERABILITY OF OPTION. This Agreement is personal and the rights granted hereunder may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except that the Option may be transferred to the Company or to the Executive's heirs or estate upon the Executive's death, and may be exercised in accordance with its terms by such transferees. Upon any transfer, assignment, pledge or hypothecation in violation hereof, the Option shall, without any further action on the part of the Company, become null and void.

         7. NO EMPLOYMENT RIGHTS. Nothing contained in this Agreement shall modify the Executive's employment status with the Company. Further, nothing herein guarantees the Executive's employment for any specified period of time.

         8. NO RIGHTS AS A STOCKHOLDER. The Executive shall have no rights as a stockholder with respect to any shares of Common Stock which are subject to the Option until the Executive has satisfied all legal and contractual obligations which are conditions precedent to the Company's obligation to issue shares of Common Stock that are subject to the Option and a certificate therefor is duly issued and delivered to the Executive.

         9. INVESTMENT REPRESENTATIONS AND LEGEND. The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

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                  (A) The Executive hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Executive further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of the Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Executive shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (B) The certificates for Common Stock to be issued to the Executive hereunder shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an exemption from such registration requirements."

The foregoing legend shall be removed upon an opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         10. CONDITIONS PRECEDENT TO EXERCISE OF THE OPTION. Notwithstanding anything to the contrary contained herein, this Option is not exercisable until all the following events occur and during the following periods of time:

                  (A) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

                  (B) Until the Executive has paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

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         11. PROVISIONS FOLLOWING A TERMINATION OF EMPLOYMENT. If, prior to the exercise of this Option, the Executive's employment with the Company is terminated by the Executive for any reason (other than as a result of the Executive's death or Disability), or by the Company with Cause, any and all unvested shares of Common Stock shall immediately and without further action by the Company or the Executive be returned to the Company.

         12. MISCELLANEOUS.

                  (A) This Agreement constitutes the final and entire agreement with respect to the matters contemplated hereby and replace and supercede all other agreements and understandings relating hereto. This Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of such provision or any other provisions of this Agreement.

                  (B) Except as provided herein, this Agreement may not be amended or modified except in a writing signed by the Company and the Executive. No waiver of this Agreement or any provision hereof shall be binding upon the party against whom enforcement of such waiver is sought unless it is made in writing and signed by or on behalf of such party. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate and be construed as a waiver or a continuing waiver by that party of the same or any subsequent breach of any provision of this Agreement by the other party. No delay or omission by any party in exercising any right under this Agreement shall operate as a waiver of that or any other right.

                  (C) All notices under this Agreement shall be sent by certified mail, return receipt requested, or by recognized overnight delivery service, or delivered by hand (i) if to the Company, to 1400 N. Providence Road, Suite 6010, Building 2, Media, PA 19063 Attn: Board of Directors, or, (ii) if to the Executive, at the Executive's address set forth below or at such other address as may be designated in writing by either of the parties to one another in accordance with this Section 12.

                  (D) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  (E) For the purposes of this Agreement, when from the context it appears appropriate, each term stated either in the singular or the plural shall include the singular and the plural and pronouns stated either in the masculine, the feminine or the neuter shall include the masculine, the feminine and the neuter.

                  (F) This Agreement may be executed in counterparts, including counterpart signature pages and counterparts by facsimile, each of which taken together shall be deemed an original, but all of which shall constitute one and the same instrument. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

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                  (G) The acquisition of the Common Stock pursuant to this
Option may result in adverse tax consequences. THE EXECUTIVE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE COMMON STOCK SUBJECT TO THIS OPTION.



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IN WITNESS WHEREOF, this Option has been executed as of the date set forth above.


                                                SYNOVA HEALTHCARE GROUP, INC.



                                                By:  /s/  Stephen E. King
                                                     ---------------------------
                                                     Chief Executive Officer


         The undersigned Executive hereby accepts this Option and agrees to the terms and conditions thereof as of the date hereof.




                                                /s/ David J. Harrison
                                                --------------------------------
                                                David J. Harrison


                                                ADDRESS:


                                                701 Hinchley Run
                                                --------------------------------
                                                West Chester, PA 19382
                                                --------------------------------

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                                    EXHIBIT A
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                                VESTING SCHEDULE

         The stock options will vest upon the Company meeting certain performance goals, as follows: (i) if the Company and its subsidiaries (on a consolidated basis) have gross revenues of at least $9,400,000 for fiscal year 2005, 187,500 shares shall vest and become available upon exercise; and (ii) if the Company and its subsidiaries (on a consolidated basis) have gross revenues of at least $27,000,000 for fiscal year 2006, an additional 187,500 shares shall vest and become available upon exercise (such sales targets for fiscal years 2005 and 2006 hereafter referred to as the "Sales Targets"). If the gross revenues of the Company and its subsidiaries (on a consolidated basis) in either of 2005 or 2006 are less than the applicable Sales Target, but at least 80% of the applicable Sales Target, then a pro rata number of shares (based on the portion of the applicable Sales Target that was met for such year) shall vest.